SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (date of earliest event reported) July 22, 2004



                        ALLIED MOTION TECHNOLOGIES, INC.
              ---------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



         Colorado                    0-4041                 84-0518115
----------------------------      -----------           -------------------
(State or Other Jurisdiction      (Commission             (IRS Employer
        of Incorporation)         File Number)          Identification No.)



          23 Inverness Way East, Suite 150, Englewood, Colorado, 80112
          ------------------------------------------------------------
           (Address of Principal Executive Offices including zip code)



                                 (303) 799-8520
                                 ---------------
               (Registrant's telephone number including area code)

                                 Not Applicable
                                 --------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)            Exhibits.

Exhibit 99.1 Allied Motion Technologies, Inc. Press Release dated July 22, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On July 22, 2004, Allied Motion Technologies, Inc. issued a press release reporting its results of operations for the second quarter ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ALLIED MOTION TECHNOLOGIES, INC.




Date: July 22, 2004                     /s/ Richard D. Smith
                                        ----------------------------
                                        Richard D. Smith
                                        Chief Executive Officer and
                                        Chief Financial Officer